---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------


                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]



                                   Investors
                                     Trust


                                 JUNE 30, 2000


                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   -------------------------------------------
                                    TRUSTEES
                              Dennis S. Aronowitz*
                                Stephen L. Brown
                            Richard P. Chapman, Jr.
                              William J. Cosgrove*
                                Leland O. Erdahl
                               Richard A. Farrell
                                Maureen R. Ford
                                 Gail D. Fosler
                               William F. Glavin
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                        *Members of the Audit Committee

                                    OFFICERS
                                Stephen L. Brown
                                    Chairman
                                Maureen R. Ford
                          Vice Chairman, President and
                            Chief Executive Officer
                                 Osbert M. Hood
                          Executive Vice President and
                            Chief Financial Officer
                               William L. Braman
                          Executive Vice President and
                            Chief Investment Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                          TRANSFER AGENT and REGISTRAR
                       State Street Bank & Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                   Listed New York Stock Exchange Symbol: JHI
                           For Shareholder Assistance
                                Refer to Page 24
                   ---------------------------------------------

===================================CEO CORNER===================================


DEAR FELLOW SHAREHOLDERS:


After four years of spectacular returns, the stock market succumbed in the first six months of 2000 largely to the pressures of rising interest rates, as the Federal Reserve kept up its campaign to fight inflation. The red-hot economy has begun to show signs of slowing, and investors are no longer blind to the real possibility that rising rates could slow corporate profits. The result was flat-to-negative results for the three main stock-market indexes through June. Bonds also suffered during this period, since their prices generally move in the opposite direction of rates.

But there was good news, too. The Treasury market, where shrinking supply bolstered prices thanks to the government's efforts to retire some of its debt, performed well. And the Fed appears closer to the end of its tightening cycle, which will be a strong positive if it can slow the economy to a level that supports corporate earnings growth but keeps inflation at bay. The picture on the global economy is brighter and technology continues to dominate as the driver of ever-improving corporate productivity.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

No matter what happens next in the financial markets, these past several months only served to reinforce some of the important lessons for investors: Diversify, invest in line with your tolerance for risk and maintain a long-term perspective.

Since not all parts of your portfolio will perform equally well all the time, it is important to allocate your assets among different types of investments and funds that target a variety of stock-and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,

/s/Maureen R. Ford
------------------
MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

================================================================================


                     By James K. Ho, CFA, Portfolio Manager

                                  John Hancock
                                Investors Trust

         Rising rates and an uncertain six-month environment for bonds
         -------------------------------------------------------------


Bonds kicked off the millennium on somewhat shaky ground. Investment-grade corporate and high-yield debt securities came into the year with relative strength, as investors felt confident about the economy's health and corporate earnings growth. But that sentiment changed to concern as it became apparent that the Federal Reserve Board was committed to further monetary tightening to slow down the economy. Investors quickly began to do the math. If the economy slowed, corporate earnings could decelerate and the creditworthiness of some corporate issuers might come into question. Credit spreads (the difference in yield between bonds of different credit quality) widened as a result. When this happens, the prices of more credit-sensitive issues decline while their yields rise.

         Coinciding with the Fed's three interest-rate increases was the U.S. Treasury's intent to buy back roughly $30 million in securities, mainly longer-term debt. This put further pressure on credit spreads through mid-May, as the bellwether 30-year bond rallied

--------------------------------------------------------------------------------
[A 1 1/2" x 2 1/2" photo at bottom middle of page of John Hancock Investors Trust. Caption below reads "Fund management team members (l-r): Ben Matthews and Jim Ho."]
--------------------------------------------------------------------------------

and the Treasury yield curve inverted - a scenario not experienced in the U.S. bond market since 1990. Yields on corporate debt reached levels last seen in the 1990 recession. Mortgage-backed and asset-backed securities also suffered downturns in the wake of the Clinton Administration's support for eliminating government financial backing to Fannie Mae and Freddie Mac.

Signs of improvement

By late May, however, the investment climate showed signs of improvement. Recent leading economic indicators, such as housing sales and employment growth, suggested that economic growth was moderating. Should this be the case, investors surmised, the Fed might be near the end of raising interest rates for awhile. Indeed, the Fed was satisfied enough with the effects of its tightening thus far on the economy that it took no action at its June meeting. By period's end, investors had begun returning to the corporate arena and other spread securities, such as mortgage-

"Bonds kicked off the millennium on somewhat shaky ground."

================================================================================

                      John Hancock Funds - Investors Trust


"...duration management...was critical in weathering the market's challenges."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Bond Sectors." The first listing is U.S. Government & Agencies 35%, the second is Financials 20%, the third Utilities 12%, the fourth Transportation 5% and the fifth Media 4%. A note below the table reads "As a percentage of net assets on June 30, 2000."]
--------------------------------------------------------------------------------

backed issues. Bond prices started to rise and the environment grew more conducive to new corporate issues coming to market.

Fund performance

For the six months ending June 30, 2000, John Hancock Investors Trust produced a gain of 3.94% at net asset value. This compares with the 3.00% return at net asset value of the average open-end corporate debt A-rated fund, according to Lipper, Inc.

Duration strategy

Throughout the six months, duration management - manipulating the Fund's sensitivity to interest rate changes - was critical in weathering the market's challenges. We began 2000 on a defensive note, keeping the Fund's average duration slightly shorter than its benchmark. When interest rates are rising, a shorter duration tends to help buoy a portfolio's share price. Conversely, a longer duration can help bolster price

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Household Finance followed by a sideways arrow with the phrase "Rising interest rates." The second listing is Verio followed by an up arrow with the phrase "Merger with NTT Japan and a credit upgrade." The third listing is SFX Entertainment followed by an up arrow with the phrase "Proposed acquisition by Clear Channel; potential upgrade." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

appreciation possibilities when rates are trending downward. Not long into the year, however, we began extending duration so that it now stands at neutral.

Yield curve positioning

We use the Fund's allocation to U.S. Treasury securities not only to take advantage of market events in this sector, but also to position holdings for possible changes in the yield curve. (The yield curve is a plotting of yields across the maturity spectrum.) At the period's outset, we barbelled the Fund's Treasury holdings, clustering assets in both long-term bonds and short-term issues in anticipation of a continued flattening in the yield curve due to Fed rate hikes. The Fund's exposure to long-term Treasury securities contributed significantly to performance when the yield curve not only flattened but also inverted because of the buyback program. The long bond's price appreciated significantly, benefiting the Fund's long-term Treasury holdings.

         In May we began to unwind the barbell and refocus our attention on the middle part of the yield curve, bolstering the Fund's stake in intermediate-term issues. We did so believing that the yield curve was about as inverted as it was going to get and that the next phase would be one of steepening as the Fed winds down on raising rates. Our emphasis recently has been securities with four- to eight-year maturities.

Spread tactics

The bulk of the Fund's net assets remain in what we term "spread securities." These are mainly corporate bonds, both investment-grade and high-yield - though we have pared the portfolio's weighting in the latter. They also include mortgage-backed and agency issues in the government arena. Emerging-market bonds fall into

================================================================================

                      John Hancock Funds - Investors Trust

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 2000." The chart is scaled in increments of 1% with 0% at the bottom and 4% at the top. The first bar represents the 3.94% total return for John Hancock Investors Trust. The second bar represents the 3.00% total return for Average open-end corporate debt A-rated fund. A note below the chart reads "The total return for John Hancock Investors Trust is at net asset value with all distributions reinvested. The average open-end corporate debt A-rated fund is tracked by Lipper, Inc."]
--------------------------------------------------------------------------------

this category, too, but we maintained extremely limited exposure due to these markets' illiquid and volatile nature.

         Portfolio assets are diversified across industries, with in-depth credit analysis driving individual security selection. The turbulent investment environment notwithstanding, many telecom, media/cable and wireless holdings performed well for the Fund. Continental Cablevision, Metromedia Fiber Network, EchoStar, Verio, Nextel Communications, Clearnet Communications, SFX Entertainment and VoiceStream Wireless were some standouts. The Fund's utility holdings have performed in line with expectations as well. With the possibility of an economic slowdown on the horizon, investors tend to gravitate to the relative stability of such recession-resistant players as Niagara Mohawk Power and Midland Funding. Energy-related holdings also enjoyed a good run, including Apache Finance Canada, Occidental Petroleum and Tosco Corp. In general, finance, retail and health-care issues performed under pressure.

         During the period, we upgraded the Fund's credit-sensitive exposure. That is, wherever possible we moved out of longer-term corporate bonds and into shorter-term issues of the same name, such as Lockheed Martin, CalEnergy and General Motors. As credit spreads widened and yields rose more in longer-term securities, this shift in emphasis allowed the Fund to participate in the prospects of companies we liked without having excessive sensitivity to rising yields. We also boosted the Fund's stake in AAA-rated mortgage-backed issues and reduced exposure to 30-year bank securities, selling such names as First Union, Liberty Mutual and Fairfax Financial prior to the worst of their downturns.

Further uncertainty a possibility

In the months ahead, the market could move in either direction. We are simultaneously optimistic and cautious, recognizing there exists the potential for stronger economic growth, which could lead to further interest-rate hikes later this year. For the time being, we believe the worst of the interest-rate volatility has been priced into the market, and we shall therefore look to extend duration a bit further should the opportunity arise. With corporate bond prices at such attractive levels, we are now looking to selectively move back into longer-term corporate debt in anticipation of credit spread narrowing.


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.


"...we believe the worst of the interest-rate volatility has been priced into the market..."

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 2000. You'll also find the net asset value per share as of that date.


Statement of Assets and Liabilities
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Publicly traded bonds and direct placement security
   (cost - $146,466,566) ....................................     $145,815,021
  Preferred stocks and warrants (cost - $1,610,014) .........        1,536,757
  Commercial paper (cost - $6,992,308) ......................        6,992,308
  Joint repurchase agreement (cost - $3,926,000) ............        3,926,000
  Corporate savings account .................................              768
                                                                --------------
                                                                   158,270,854
 Receivable for investments sold ............................        5,757,089
 Interest receivable ........................................        2,643,459
 Dividend receivable ........................................           20,332
 Other assets ...............................................           12,995
                                                                --------------
                              Total Assets ..................      166,704,729
                              ------------------------------------------------
Liabilities:
 Payable for investments purchased ..........................        8,130,936
 Dividend payable ...........................................          299,961
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ...................................          262,901
 Accounts payable and accrued expenses ......................           26,597
                                                                --------------
                              Total Liabilities .............        8,720,395
                              ------------------------------------------------
Net Assets:
 Capital paid-in ............................................      164,201,971
 Accumulated net realized loss on investments and
  financial futures contracts ...............................       (5,545,824)
 Net unrealized depreciation of investments .................         (724,802)
 Undistributed net investment income ........................           52,989
                                                                --------------
                              Net Assets ....................     $157,984,334
                              ================================================

Net Asset Value Per Share:
 (Based on 7,873,938 shares of beneficial
  interest outstanding - 20 million shares
  authorized with no par value) .............................           $20.06
 =============================================================================


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Interest ...................................................       $6,152,669
 Dividends ..................................................           86,493
                                                                --------------
                                                                     6,239,162
                                                                --------------
 Expenses:
  Investment management fee - Note B ........................          502,693
  Transfer agent fee - Note B ...............................           51,308
  Custodian fee .............................................           29,514
  Printing ..................................................           18,129
  Auditing fee ..............................................           15,367
  Accounting and legal services fee - Note B ................           14,245
  New York Stock Exchange fee ...............................            7,100
  Miscellaneous .............................................            4,179
  Trustees' fees ............................................            3,929
  Legal fees ................................................              836
                                                                --------------
                              Total Expenses ................          647,300
                              ------------------------------------------------
                              Net Investment Income .........        5,591,862
                              ------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
and Financial Futures Contracts:
 Net realized loss on investments sold ......................       (2,456,781)
 Net realized loss on financial futures contracts ...........          (40,283)
 Change in net unrealized appreciation/depreciation
  of investments ............................................        2,189,001
 Change in net unrealized appreciation/depreciation
  of financial futures contracts ............................          (32,888)
                                                                --------------
                              Net Realized and Unrealized
                              Loss on Investments and
                              Financial Futures Contracts ...         (340,951)
                              ------------------------------------------------
                              Net Increase in Net Assets
                              Resulting from Operations .....       $5,250,911
                              ================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                          YEAR ENDED             SIX MONTHS ENDED
                                                                                          DECEMBER 31,             JUNE 30, 2000
                                                                                             1999                   (UNAUDITED)
                                                                                      -------------------       --------------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income .............................................................       $11,453,432                $5,591,862
 Net realized loss on investments sold and financial futures contracts .............        (2,031,488)               (2,497,064)
 Change in net unrealized appreciation/depreciation of investments and
  financial futures contracts ......................................................       (10,762,239)                2,156,113
                                                                                       ---------------           ---------------
   Net Increase (Decrease) in Net Assets Resulting from Operations .................        (1,340,295)                5,250,911
                                                                                       ---------------           ---------------
Distributions to Shareholders:
 Dividends from net investment income ($1.4675 and $0.7100 per share, respectively)        (11,458,690)               (5,583,652)
                                                                                       ---------------           ---------------
From Fund Share Transactions - Net : *
 (Market value of shares issued in reinvestment of distributions) ..................         1,306,175                   314,410
                                                                                       ---------------           ---------------
Net Assets:
 Beginning of period ...............................................................       169,495,475               158,002,665
                                                                                      ----------------           ---------------
 End of period (including undistributed net investment income
  of $44,779 and $52,989, respectively) ............................................      $158,002,665              $157,984,334
                                                                                      ================           ===============

* Analysis of Fund Share Transactions:
 Shares outstanding, beginning of period ...........................................         7,782,963                 7,855,417
 Shares issued to shareholders in reinvestment of distributions ....................            72,454                    18,521
                                                                                      ----------------           ---------------
 Shares outstanding, end of period .................................................         7,855,417                 7,873,938
                                                                                      ================           ===============



The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to reinvestment in the Fund. The footnote illustrates the number of Fund shares outstanding at the beginning of the period, reinvested and outstanding at the end of the period, for the last two periods.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       7

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                                        YEAR ENDED DECEMBER 31,                     SIX MONTHS ENDED
                                                ------------------------------------------------------------------   JUNE 30, 2000
                                                    1995          1996          1997          1998         1999        (UNAUDITED)
                                                ------------  ------------  ------------  ------------  ----------  ----------------

Per Share Operating Performance
 Net Asset Value, Beginning of Period .........     $19.78        $21.95       $21.23         $21.70       $21.78         $20.11
                                                ----------     ---------    ---------      ---------    ---------      ---------
 Net Investment Income ........................       1.68          1.63         1.59           1.52         1.47           0.71
 Net Realized and Unrealized Gain (Loss)
  on Investments and Financial Futures Contracts      2.17         (0.72)        0.47           0.08        (1.67)         (0.05)
                                                ----------     ---------    ---------      ---------    ---------      ---------
  Total from Investment Operations ............       3.85          0.91         2.06           1.60        (0.20)          0.66
                                                ----------     ---------    ---------      ---------    ---------      ---------
 Less Distributions:
 Dividends from Net Investment Income .........      (1.68)        (1.63)       (1.59)         (1.52)       (1.47)         (0.71)
                                                ----------     ---------    ---------      ---------    ---------      ---------
 Net Asset Value, End of Period ...............     $21.95        $21.23       $21.70         $21.78       $20.11         $20.06
                                                ==========     =========    =========      =========    =========      =========
 Per Share Market Value, End of Period ........    $20.500       $19.500      $22.063        $21.938      $16.563        $17.375
 Total Investment Return at Market Value(1) ...     24.33%         3.13%       22.12%          6.66%      (18.16%)         9.31%(2)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) .....   $165,974      $162,223     $167,058       $169,495     $158,003       $157,984
 Ratio of Expenses to Average Net Assets ......      0.85%         0.85%        0.84%          0.82%        0.81%          0.82%(3)
 Ratio of Net Investment Income to
  Average Net Assets ..........................      7.93%         7.65%        7.44%          6.92%        6.98%          7.11%(3)
 Portfolio Turnover Rate ......................       102%          118%         141%           239%         183%           120%


(1) Assumes dividend reinvestment.
(2) Not annualized.
(3) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       8

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust


Schedule of Investments
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Investors Trust on June 30, 2000. It's divided into three main categories:
publicly traded bonds and direct placement security, preferred stocks and warrants, and short-term investments. The securities are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                               PAR VALUE
                                                             INTEREST          CREDIT           (000s           MARKET
ISSUER, DESCRIPTION                                            RATE            RATING*          OMITTED)        VALUE
-------------------                                        -------------    ------------     -------------   ------------

PUBLICLY TRADED BONDS AND DIRECT PLACEMENT SECURITY
Aerospace (1.12%)
 Jet Equipment Trust,
  Equipment Trust Cert Ser 95B2 08-15-14 (R)..............     10.910%           BBB              $550        $557,480
 Lockheed Martin Corp.,
  Bond 12-01-29 ..........................................      8.500            BBB-              350         353,423
  Note 12-01-05 ..........................................      7.950            BBB-              355         357,023
 Raytheon Co.,
  Note 03-01-03 (R) ......................................      7.900            BBB-              500         502,985
                                                                                                            ----------
                                                                                                             1,770,911
                                                                                                            ----------
Automobile/Trucks (0.93%)
 Chrysler Corp.,
  Deb 03-01-27 ...........................................      7.450            A+                355         340,633
 DaimlerChrysler North America Holding Corp.,
  Note 01-20-05 ..........................................      7.400            A+                480         476,203
 ERAC USA Finance Co.,
  Note 02-15-05 (R) ......................................      6.625            BBB+              690         647,020
                                                                                                            ----------
                                                                                                             1,463,856
                                                                                                            ----------
Banks (10.08%)
 Abbey National First Capital, B.V.,
  Sub Note (United Kingdom) 10-15-04 (Y) .................      8.200            AA-             1,000       1,024,390
 African Development Bank,
  Sub Note (Supranational) 12-15-03 (Y) ..................      9.750            AA-             1,000       1,082,950
 Bank of Boston,
  Sub Note 12-01-05 ......................................      6.625            A-                485         458,970
 Bank of New York,
  Cap Security 12-01-26 (R) ..............................      7.780            A-                620         571,113
 Barclays North American Capital Corp.,
  Gtd Cap Note 05-15-21 ..................................      9.750            AA-               900         948,681
 International Bank for Reconstruction and Development,
  30 Yr Bond (Supranational) 10-15-16 (Y) ................      8.625            AAA             3,800       4,267,400
 National Westminster Bank Plc - New York Branch,
  Sub Note 05-01-01 ......................................      9.450            A+              1,200       1,221,684
 NB Capital Trust IV,
  Gtd Cap Security 04-15-27 ..............................      8.250            A-                320         297,302
 Royal Bank of Scotland Group Plc,
  Bond (United Kingdom) 03-31-05 (Y) .....................      8.817            A-                360         370,876



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust


                                                                                               PAR VALUE
                                                             INTEREST          CREDIT           (000s           MARKET
ISSUER, DESCRIPTION                                            RATE            RATING*          OMITTED)        VALUE
-------------------                                        -------------    ------------     -------------   ------------

Banks (continued)
 Scotland International Finance No. 2, B.V.,
  Gtd Sub Note (United Kingdom) 01-27-04 (R) (Y) .........      8.800%           A              $2,000      $2,082,460
  Gtd Sub Note (United Kingdom) 11-01-06 (R) (Y) .........      8.850            A+                750         793,530
 Security Pacific Corp.,
  Medium Term Sub Note 05-09-01 ..........................     10.360            A               1,750       1,795,587
  Sub Note 11-15-00 ......................................     11.500            A               1,000       1,015,630
                                                                                                            ----------
                                                                                                            15,930,573
                                                                                                            ----------
Beverages (0.41%)
 Canandaigua Brands, Inc.,
  Sr Sub Note Ser C 12-15-03 .............................      8.750            B+                445         427,200
 Seagram (Joseph E.) & Sons, Inc.,
  Sr Deb 12-15-18 ........................................      7.500            BBB-              225         215,231
                                                                                                            ----------
                                                                                                               642,431
                                                                                                            ----------
Broker Services (0.20%)
 Goldman Sachs Group, Inc.,
  Medium Term Note Ser B 10-01-09 ........................      7.350            A+                325         312,250
                                                                                                            ----------
Chemicals (0.45%)
 Akzo Nobel, Inc.,
  Bond 11-15-03 (R) ......................................      6.000            A                 310         294,035
 Equistar Chemicals L.P.,
  Note 02-15-04 ..........................................      8.500            BBB-              425         416,500
                                                                                                            ----------
                                                                                                               710,535
                                                                                                            ----------
Computers (0.86%)
 Ceridian Corp.,
  Sr Note 06-01-04 .......................................      7.250            BBB               410         393,489
 Exodus Communications, Inc.,
  Sr Note 12-15-09 .......................................     10.750            B-                295         284,675
 PSINet, Inc.,
  Sr Note 11-01-08 .......................................     11.500            B-                185         173,900
 Verio, Inc.,
  Sr Note 04-01-05 .......................................     10.375            B-                480         511,200
                                                                                                            ----------
                                                                                                             1,363,264
                                                                                                            ----------
Electronics (0.05%)
 Amkor Technologies, Inc.,
 Sr Sub Note 05-01-09 ....................................     10.500            B                  75          74,813
                                                                                                            ----------
Energy (0.68%)
 CalEnergy Co., Inc.,
  Sr Bond 09-15-28 .......................................      8.480            BBB-              410         413,346
  Sr Note 09-15-05 .......................................      7.230            BBB-              270         262,562
 P&L Coal Holdings Corp.,
  Sr Sub Note Ser B 05-15-08 .............................      9.625            B                 435         402,375
                                                                                                            ----------
                                                                                                             1,078,283
                                                                                                            ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       10

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust


                                                                                               PAR VALUE
                                                             INTEREST          CREDIT           (000s           MARKET
ISSUER, DESCRIPTION                                            RATE            RATING*          OMITTED)        VALUE
-------------------                                        -------------    ------------     -------------   ------------

Finance (2.38%)
 Bombardier Capital, Inc.,
  Note 01-15-02 (R) ......................................      6.000%           A-               $500        $487,500
 Ford Motor Credit Co.,
  Note 04-28-03 ..........................................      6.125            A                 605         582,930
  Note 10-28-09 ..........................................      7.375            A                 420         406,253
 General Motors Acceptance Corp.,
  Note 01-19-10 ..........................................      7.750            A                 410         407,601
 Household Finance Corp.,
  Note 11-01-02 ..........................................      5.875            A                 750         720,592
  Note 02-01-09 ..........................................      5.875            A                 350         304,395
 Marlin Water Trust & Marlin Water Capital Corp.,
  Sr Sec Note 12-15-01 (R) ...............................      7.090            BBB               485         479,241
 Yanacocha Receivables Master Trust,
  Pass Thru Cert Ser 1997-A 06-15-04 (R) .................      8.400            BBB-              403         366,320
                                                                                                            ----------
                                                                                                             3,754,832
                                                                                                            ----------
Government - Foreign (1.20%)
 Nova Scotia, Province of,
  Deb (Canada) 04-01-22 (Y) ..............................      8.750            A-                750         830,475
 Ontario, Province of,
  Bond (Canada) 06-04-02 (Y) .............................      7.750            AA-               500         506,065
 Saskatchewan, Province of,
  Bond (Canada) 12-15-20 (Y) .............................      9.375            A                 480         567,086
                                                                                                            ----------
                                                                                                             1,903,626
                                                                                                            ----------
Government - U.S. (19.34%)
 United States Treasury,
  Bond 08-15-17 ..........................................      8.875            AAA             3,381       4,309,727
  Bond 05-15-18 ..........................................      9.125            AAA             3,250       4,249,375
  Bond 02-15-23 ..........................................      7.125            AAA             7,916       8,797,922
  Note 05-15-02 ..........................................      7.500            AAA             1,015       1,033,717
  Note 08-15-03 ..........................................      5.750            AAA               193         189,713
  Note 02-15-05 ..........................................      7.500            AAA             2,379       2,493,477
  Note 07-15-06 ..........................................      7.000            AAA             2,792       2,893,210
  Note 05-15-08 ..........................................      5.625            AAA             6,825       6,584,009
                                                                                                            ----------
                                                                                                            30,551,150
                                                                                                            ----------
Government - U.S. Agencies (15.33%)
 Fannie Mae,
  Benchmark Bond 02-15-05 ................................      7.125            AAA              1,925      1,932,815
  Benchmark Note 09-15-09 ................................      6.625            AAA              4,795      4,632,402
  Benchmark Note 01-15-30 ................................      7.125            AAA              2,255      2,271,552
 Federal Home Loan Mortgage Corp.,
  20 Yr Pass Thru Ctf 01-01-16 ...........................     11.250            AAA                190        204,823
 Federal National Mortgage Assn.,
  15 Yr Pass Thru Ctf 07-01-15 + .........................      7.000            AAA                410        402,185
  15 Yr SF Pass Thru Ctf 02-01-08 ........................      7.500            AAA                169        169,452
  15 Yr SF Pass Thru Ctf 09-01-10 ........................      7.000            AAA                424        418,447


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       11

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust


                                                                                               PAR VALUE
                                                             INTEREST          CREDIT           (000s           MARKET
ISSUER, DESCRIPTION                                            RATE            RATING*          OMITTED)        VALUE
-------------------                                        -------------    ------------     -------------   ------------

Government - U.S. Agencies (continued)
 Federal National Mortgage Assn. (continued),
  15 Yr SF Pass Thru Ctf 10-01-12 ........................      7.000%           AAA               $106       $104,604
  15 Yr SF Pass Thru Ctf 12-01-12 ........................      6.500            AAA                933        901,266
  30 Yr Pass Thru Ctf 11-01-28 ...........................      6.500            AAA                259        244,322
  30 Yr SF Pass Thru Ctf 10-01-23 ........................      7.000            AAA                458        444,853
  Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22 ...........      6.940            AAA                333        328,983
 Government National Mortgage Assn.,
  30 Yr Pass Thru Ctf 01-15-29 to 07-15-29 + .............      6.500            AAA              4,115      3,905,381
  30 Yr SF Pass Thru Ctf 02-15-28 to 07-15-30 + ..........      7.000            AAA              5,480      5,326,713
  30 Yr SF Pass Thru Ctf 09-15-29 to 12-15-29 ............      7.500            AAA              2,242      2,226,267
  30 Yr SF Pass Thru Ctf 08-15-27 to 07-15-29 + ..........      8.000            AAA                166        168,160
  30 Yr SF Pass Thru Ctf 04-15-21 ........................      9.000            AAA                186        192,956
  30 Yr SF Pass Thru Ctf 11-15-19 to 02-15-25 ............      9.500            AAA                280        294,111
  30 Yr SF Pass Thru Ctf 11-15-20 ........................     10.000            AAA                 45         47,670
                                                                                                            ----------
                                                                                                            24,216,962
                                                                                                            ----------
Insurance (2.10%)
 Equitable Life Assurance Society USA,
  Surplus Note 12-01-05 (R) ..............................      6.950            A+                 550        539,841
 Massachusetts Mutual Life Insurance Co.,
  Surplus Note 11-15-23 (R) ..............................      7.625            AA                 470        443,069
 New York Life Insurance Co.,
  Surplus Note 12-15-23 (R) ..............................      7.500            AA-              1,500      1,304,550
 Sun Canada Financial Co.,
  Sub Note 12-15-07 (R) ..................................      6.625            AA-                725        677,150
 URC Holdings Corp.,
  Sr Note 06-30-06 (R) ...................................      7.875            A-                 340        346,565
                                                                                                            ----------
                                                                                                             3,311,175
                                                                                                            ----------
Leasing Companies (0.13%)
 United Rentals (North America), Inc.,
  Sr Sub Note Ser B 04-01-09 .............................      9.000            BB-                230        203,550
                                                                                                            ----------
Leisure (1.00%)
 Harrah's Operating Co., Inc.,
  Sr Note 01-15-09 .......................................      7.500            BBB-               290        269,097
 HMH Properties, Inc.,
  Sr Note Ser A 08-01-05 .................................      7.875            BB                 400        378,000
 Premier Parks, Inc.,
  Sr Note 06-15-07 .......................................      9.750            B-                 240        231,000
 SFX Entertainment, Inc.,
  Sr Sub Note 12-01-08 ...................................      9.125            B-                 490        494,900
 Waterford Gaming LLC,
  Sr Note 03-15-10 (R) ...................................      9.500            B+                 216        209,520
                                                                                                            ----------
                                                                                                             1,582,517
                                                                                                            ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust


                                                                                               PAR VALUE
                                                             INTEREST          CREDIT           (000s           MARKET
ISSUER, DESCRIPTION                                            RATE            RATING*          OMITTED)        VALUE
-------------------                                        -------------    ------------     -------------   ------------

Media (4.42%)
 Adelphia Communications Corp.,
  Sr Note 11-15-09 .......................................      9.375%           B+                $145       $134,488
  Sr Note Ser B 10-01-02 .................................      9.250            B+                 525        514,500
  Sr Note Ser B 07-15-03 .................................      8.125            B+                 252        235,620
 Century Communications Corp.,
  Sr Note 08-15-00 .......................................      9.500            BB-                275        273,625
 Chancellor Media Corp.,
  Sr Sub Note 10-01-08 ...................................      9.000            B                  315        320,513
 Clear Channel Communications, Inc.,
  Note 06-15-05 ..........................................      7.875            BBB-               500        500,625
 Comcast Cable Communications, Inc.,
  Note 11-15-08 ..........................................      6.200            BBB                310        279,846
 Continental Cablevision, Inc.,
  Sr Note 05-15-06 .......................................      8.300            AA-                415        427,944
 CSC Holdings, Inc.,
  Sr Note Ser B 07-15-09 .................................      8.125            BB+                545        525,925
  Sr Sub Deb 05-15-16 ....................................     10.500            BB-                310        330,925
 EchoStar DBS Corp.,
  Sr Note 02-01-09 .......................................      9.375            B                  360        347,400
 Garden State Newspapers, Inc.,
  Sr Sub Note 07-01-11 ...................................      8.625            B+                 265        233,200
 Mediacom LLC/Mediacom Capital Corp.,
  Sr Note Ser B 04-15-08 .................................      8.500            B+                 310        285,200
 News America Holdings, Inc.,
  Gtd Sr Deb 08-10-18 ....................................      8.250            BBB-               245        236,043
 Rogers Cablesystems Ltd.,
  Sr Note Ser B (Canada) 03-15-05 (Y) ....................     10.000            BB+                460        470,350
 TCI Communications, Inc.,
  Sr Deb 02-15-26 ........................................      7.875            AA-                505        492,633
 Telewest Communications Plc,
  Sr Note (United Kingdom) 02-01-10 (R) (Y) ..............      9.875            B+                 235        218,550
 Time Warner, Inc.,
  Deb 01-15-13 ...........................................      9.125            BBB                745        816,445
 TV Guide, Inc.,
  Sr Sub Note Ser B 03-01-09 .............................      8.125            B+                 345        340,687
                                                                                                            ----------
                                                                                                             6,984,519
                                                                                                            ----------
Medical (1.04%)
 Dynacare, Inc.,
  Sr Note (Canada) 01-15-06 (Y) ..........................     10.750            B+                 515        463,500
 Fresenius Medical Care Capital Trust II,
  Gtd Trust Preferred Security 02-01-08 ..................      7.875            B+                 390        349,050
 IASIS Healthcare Corp.,
  Sr Sub Note 10-15-09 ...................................     13.000            B-                 230        228,275
 Quest Diagnostics, Inc.,
  Sr Sub Note 12-15-06 ...................................     10.750            B+                 345        357,075


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       13

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust


                                                                                               PAR VALUE
                                                             INTEREST          CREDIT           (000s           MARKET
ISSUER, DESCRIPTION                                            RATE            RATING*          OMITTED)        VALUE
-------------------                                        -------------    ------------     -------------   ------------

Medical (continued)
 Tenet Healthcare Corp.,
  Sr Note 01-15-05 .......................................      8.000%           BB+               $250       $239,375
                                                                                                            ----------
                                                                                                             1,637,275
                                                                                                            ----------
Metal (0.17%)
 Golden Northwest Aluminum, Inc.,
  1st Mtg Note 12-15-06 ..................................     12.000            BB-                270        270,000
                                                                                                            ----------
Mortgage Banking (4.15%)
 Commercial Mortgage Acceptance Corp.,
  Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-08 ...........      6.790            Aaa                648        631,871
 ContiMortgage Home Equity Loan Trust,
  Pass Thru Ctf Ser 1995-2 Class A-5 08-15-25 ............      8.100            AAA                480        482,325
 Credit Suisse First Boston Mortgage Securities Corp.,
  Commercial Mtg Pass Thru Ctf Ser 1998-C1 Class A-1A 12-17-07  6.260            AAA                547        524,612
 Deutsche Mortgage & Asset Receiving Corp.,
  Commercial Mtg Pass Thru Ctf Ser 1998-C1 Class C 03-15-08     6.861            A2                 400        373,500
 FirstPlus Home Loan Trust,
  Pass Thru Ctf Ser 1998-4 Class A-5 01-10-18 ............      6.380            AAA                700        681,184
 GMAC Commercial Mortgage Securities, Inc.,
  Pass Thru Ctf Ser 1997-C2 Class A-3 11-15-07 ...........      6.566            Aaa                680        639,625
 LB Commercial Mortgage Trust,
  Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-07 ...........      6.410            Aaa                637        613,518
 Morgan Stanley Capital I, Inc.,
 Pass Thru Ctf Ser 1999-CAM1 Class A-3 11-15-08 ..........      6.920            AAA              1,495      1,458,092
  Salomon Brothers Mortgage Securities VII, Inc.,
 Mtg Pass Thru Ctf Ser 1997-HUD2 Class A-2 07-25-24 ......      6.750            Aaa                437        436,572
  UCFC Home Equity Loan Trust,
 Pass Thru Ctf Ser 1996-D1 Class A6 02-15-25 .............      7.180            AAA                730        716,312
                                                                                                            ----------
                                                                                                             6,557,611
                                                                                                            ----------
Oil & Gas (2.66%)
 Apache Finance Canada Corp.,
  Note (Canada) 12-15-29 (Y) .............................      7.750            BBB+               355        347,652
 Coastal Corp. (The),
  Note 06-15-10 ..........................................      7.750            BBB                355        350,978
 Occidental Petroleum Corp.,
  Sr Note 02-15-29 .......................................      8.450            BBB-               520        532,324
 Ocean Energy, Inc.,
  Sr Sub Note Ser B 07-15-07 .............................      8.875            BB-                255        253,725
 Panhandle East Pipe Line Co.,
  Sr Note 04-01-10 (R) ...................................      8.250            BBB-               355        353,891
 Petroleum Geo-Services,
  Sr Note (Norway) 03-30-08 (Y) ..........................      6.625            BBB                455        412,767
 Phillips Petroleum Co.,
  Note 05-25-10 ..........................................      8.750            BBB                350        368,697
 Snyder Oil Corp.,
  Sr Sub Note 06-15-07 ...................................      8.750            BB+                280        277,200




                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust


                                                                                               PAR VALUE
                                                             INTEREST          CREDIT           (000s           MARKET
ISSUER, DESCRIPTION                                            RATE            RATING*          OMITTED)        VALUE
-------------------                                        -------------    ------------     -------------   ------------

Oil & Gas (continued)
 Tosco Corp.,
  Note 02-15-30 ..........................................      8.125%           BBB               $465       $463,554
 Triton Energy Ltd.,
  Sr Note 04-15-02 .......................................      8.750            BB-                495        491,287
 Valero Energy Corp.,
  Sr Note 06-15-30 .......................................      8.750            BBB-               350        347,091
                                                                                                            ----------
                                                                                                             4,199,166
                                                                                                            ----------
Paper & Paper Products (0.70%)
 Abitibi-Consolidated, Inc.,
  Deb (Canada) 08-01-29 (Y) ..............................      8.500            BBB-               175        163,438
 Fort James Corp.,
  Sr Note 09-15-02 .......................................      6.500            BBB                455        444,417
 International Paper Co.,
  Note 07-08-05 (R) ......................................      8.125            BBB+               500        503,650
                                                                                                            ----------
                                                                                                             1,111,505
                                                                                                            ----------
Real Estate Investment Trusts (1.36%)
 American Health Properties, Inc.,
  Note 01-15-07 ..........................................      7.500            BBB-               260        231,400
 Cabot Industrial Properties, L.P.,
  Note 05-01-04 ..........................................      7.125            BBB-               365        351,050
 Camden Property Trust,
  Note 04-15-04 ..........................................      7.000            BBB                400        382,288
 Liberty Property L.P.,
  Medium Term Note 06-05-02 ..............................      6.600            BBB-               340        330,437
 ProLogis Trust,
  Note 04-15-04 ..........................................      6.700            BBB+               375        358,980
 TriNet Corporate Realty Trust, Inc.,
  Note 05-15-01 ..........................................      7.300            BB                 500        488,605
                                                                                                            ----------
                                                                                                             2,142,760
                                                                                                            ----------
Telecommunications (4.31%)
 AXIA, Inc.,
  Sr Sub Note 07-15-08 ...................................     10.750            B-                 183        142,740
 Clearnet Communications, Inc.,
  Sr Disc Note, Step Coupon (10.125%, 05-01-04)
   (Canada) 05-01-09 (A) (Y) .............................       Zero            B3                 445        264,775
  Sr Disc Note, Step Coupon (14.75%, 12-15-00)
   (Canada) 12-15-05 (A) (Y) .............................       Zero            B3                 170        174,038
 Crown Castle International Corp.,
  Sr Note 05-15-11 .......................................      9.000            B                  320        294,400
 Dominion Resources, Inc.,
  Sr Note Ser A 06-15-10 .................................      8.125            BBB+               280        279,720
 Focal Communications Corp.,
  Sr Note 01-15-10 (R) ...................................     11.875            B                  145        148,625
 Global Crossing Holdings Ltd.,
  Sr Note (Bermuda) 11-15-09 (Y) .........................      9.500            BB                 435        421,950
 LCI International, Inc.,
  Sr Note 06-15-07 .......................................      7.250            BBB+               405        383,466



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       15



==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust


                                                                                               PAR VALUE
                                                             INTEREST          CREDIT           (000s           MARKET
ISSUER, DESCRIPTION                                            RATE            RATING*          OMITTED)        VALUE
-------------------                                        -------------    ------------     -------------   ------------

Telecommunications (continued)
 Level 3 Communications, Inc.,
  Sr Note 03-15-08 (R) ...................................     11.000%           B                 $210       $206,850
 McLeodUSA, Inc.,
  Sr Note 11-01-08 .......................................      9.500            B+                 295        286,150
 Metromedia Fiber Network, Inc.,
  Sr Note Ser B 11-15-08 .................................     10.000            B+                 370        365,375
 MetroNet Communications Corp.,
  Sr Note (Canada) 08-15-07 (Y) ..........................     12.000            BBB                260        293,800
 Nextel Communications, Inc.,
  Sr Note 11-15-09 .......................................      9.375            B                  390        372,450
 NEXTLINK Communications, Inc.,
  Sr Note 11-15-08 .......................................     10.750            B                  215        211,775
 NTL Communications Corp.,
  Sr Note Ser B 10-01-08 .................................     11.500            B-                 385        386,925
 Omnipoint Corp.,
  Sr Note 09-15-09 .......................................     11.500            CCC+               285        310,650
 Sprint Capital Corp.,
  Note 05-01-19 ..........................................      6.900            BBB+               505        449,026
 TeleCorp PCS, Inc.,
  Sr Sub Disc Note, Step Coupon (11.625%, 04-15-04)
   04-15-09 (A) ..........................................       Zero            B3                 320        209,600
 Triton PCS, Inc.,
  Sr Sub Disc Note, Step Coupon (11.00%, 05-01-03)
   05-01-08 (A) ..........................................       Zero            CCC+               125         90,000
 United Pan-Europe Communications N.V.,
  Sr Note Ser B (Netherlands) 11-01-09 (Y) ...............     11.250            B                  205        180,400
 Vodafone AirTouch Plc,
  Note (United Kingdom) 02-15-10 (R) (Y) .................      7.750            A-                 355        346,288
 VoiceStream Wireless Corp.,
  Sr Note 11-15-09 .......................................     10.375            B-                 180        186,750
 Williams Communications Group, Inc.,
  Sr Note 10-01-09 .......................................     10.875            BB-                355        347,900
 WorldCom, Inc.,
  Note 05-15-06 ..........................................      8.000            A-                 460        464,830
                                                                                                            ----------
                                                                                                             6,818,483
                                                                                                            ----------
Transportation (4.77%)
 America West Airlines,
  Pass Thru Ctf Ser 1996-1B 01-02-08 .....................      6.930            A-                 350        328,943
 Continental Airlines,
  Pass Thru Ctf Ser 1996-C 10-15-13 ......................      9.500            BBB+               444        450,242
  Pass Thru Ctf Ser 1999-1A 08-02-20 .....................      6.545            AA+                594        534,980
 Delta Air Lines, Inc.,
  Equip Tr Ctf Ser A 06-01-08 ............................     10.000            BBB              2,000      2,161,380
 Fine Air Services, Inc.,
  Sr Note 06-01-08 .......................................      9.875            CC                 446        200,693
 Humpuss Funding Corp.,
  Note 12-15-09 (R) ......................................      7.720            B3                 209        151,519


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       16


==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust


                                                                                               PAR VALUE
                                                             INTEREST          CREDIT           (000s           MARKET
ISSUER, DESCRIPTION                                            RATE            RATING*          OMITTED)        VALUE
-------------------                                        -------------    ------------     -------------   ------------

Transportation (continued)
 Northwest Airlines 1996-1 Pass Through Trusts,
  Pass Thru Ctf Ser 1996-1C 01-02-05 .....................     10.150%           BBB-              $220       $213,174
 Pass Thru Ctf Ser 1996-1D 01-02-15 ......................      8.970            BBB-               368        365,100
 Northwest Airlines, Inc.,
  Note 03-15-04 ..........................................      8.375            BB                 290        274,128
 NWA Trust,
  Sr Note Ser A 12-21-12 .................................      9.250            AA                 529        563,526
 Railcar Trust No. 1992-1,
  Pass Thru Ser 1992-1 Class A 06-01-04 ..................      7.750            AAA                983        984,518
 USAir, Inc.,
  Pass Thru Ctf Ser 1989-A2 01-01-13 .....................      9.820            BB-                550        470,937
 U.S. Airways, Inc.,
  Pass Thru Ctf Ser 1990-A1 03-19-05 .....................     11.200            BB-                586        584,425
 Wisconsin Central Transportation Corp.,
  Note 04-15-08 ..........................................      6.625            BBB-               280        248,699
                                                                                                            ----------
                                                                                                             7,532,264
                                                                                                            ----------
Utilities (12.46%)
 AES Corp.,
  Sr Note 06-01-09 .......................................      9.500            BB                 175        171,500
  Sr Sub Note 07-15-06 ...................................     10.250            B+                 670        666,650
 AES Eastern Energy L.P.,
  Pass Thru Trust Ctf Ser 1999-A 01-02-17 ................      9.000            BBB-               395        380,820
 Beaver Valley Funding Corp.,
  Sec Lease Oblig Bond 06-01-17 ..........................      9.000            BB-                440        444,950
 BVPS II Funding Corp.,
  Collateralized Lease Bond 06-01-17 .....................      8.890            BB-                700        708,750
 Calpine Corp.,
  Sr Note 05-15-06 .......................................     10.500            BB+                465        487,087
 Cleveland Electric Illuminating Co.,
  1st Mtg Ser B 05-15-05 .................................      9.500            BB+              1,150      1,183,062
 CMS Energy Corp.,
  Sr Note 01-15-09 .......................................      7.500            BB                 240        212,400
  Sr Note Ser B 01-15-04 .................................      6.750            BB                 380        348,650
 Connecticut Light & Power Co.,
  1st Ref Mtg Ser C 06-01-02 .............................      7.750            BBB-               210        210,668
  Note 06-05-03 (R) ......................................      8.590            B+                 265        263,709
 Deutsche Telekom International Finance B.V.,
  Gtd Note (Netherlands) 06-15-30 (Y) + ..................      8.250            AA-                420        424,242
 East Coast Power, LLC,
  Sec Note 03-31-12 ......................................      7.066            BBB-               355        323,157
 EIP Funding-PNM,
  Sec Fac Bond 10-01-12 ..................................     10.250            BBB-               676        736,637
 Fitchburg Holding Corp.,
  Sec Note 01-31-03 (r) ..................................     15.750            AAA              1,148      1,208,069
 GG1B Funding Corp.,
  Deb 01-15-11 ...........................................      7.430            BBB-               378        361,431


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       17



==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust


                                                                                               PAR VALUE
                                                             INTEREST          CREDIT           (000s           MARKET
ISSUER, DESCRIPTION                                            RATE            RATING*          OMITTED)        VALUE
-------------------                                        -------------    ------------     -------------   ------------

Utilities (continued)
 GTE North, Inc.,
  Deb Ser H 11-15-08 .....................................      5.650%           A+                $490       $427,447
 Hydro-Quebec,
  Gtd Bond (Canada) 02-01-21 (Y) .........................      9.400            A+                 740        862,100
  Gtd Bond (Canada) 01-15-22 (Y) .........................      8.400            A+                 330        355,380
  Gtd Deb Ser 1F (Canada) 02-01-03 (Y) ...................      7.375            A+                 750        750,607
 Iberdrola International B.V.,
  Note (Spain) 10-01-02 (Y) ..............................      7.500            AA-              1,000      1,006,730
 Long Island Lighting Co.,
  Deb 03-15-23 ...........................................      8.200            A-                 615        584,250
 Midland Funding Corp. I,
  Deb Ser C-91 07-23-02 ..................................     10.330            BBB-               646        658,492
 Midland Funding Corp. II,
  Deb Ser A 07-23-05 .....................................     11.750            BB+                550        615,681
  Deb Ser B 07-23-06 .....................................     13.250            BB+                225        264,605
 Monterrey Power S.A. de C.V.,
  Sec Bond (Mexico) 11-15-09 (R) (Y) .....................      9.625            BB+                145        131,950
 Niagara Mohawk Power Corp.,
  Sec Fac Bond 01-01-18 ..................................      8.770            BBB                729        750,914
 North Atlantic Energy Corp.,
  1st Mtg Ser A 06-01-02 .................................      9.050            BB+                266        267,947
 Northeast Utilities,
  Note Ser A 12-01-06 ....................................      8.580            BB+                120        121,108
 PECO Energy Transition Trust,
  Pass Thru Ctf Ser 1999-A Class A-6 03-01-09 ............      6.050            AAA                480        446,880
  Pass Thru Ctf Ser 2000-A Class A3 03-01-10 .............      7.625            AAA              1,470      1,480,437
 PNPP II Funding Corp.,
  Deb 05-30-16 ...........................................      9.120            BB-                475        485,051
 Sierra Pacific Resources,
  Note 05-15-05 ..........................................      8.750            BBB                490        496,463
 System Energy Resources, Inc.,
  1st Mtg 08-01-01 .......................................      7.710            BBB-               590        588,820
 U S WEST Capital Funding, Inc.,
  Deb 07-15-28 ...........................................      6.875            BBB+               525        450,949
 Waterford 3 Funding Corp.,
  Sec Lease Obligation Bond 01-02-17 .....................      8.090            BBB-               821        813,117
                                                                                                            ----------
                                                                                                            19,690,710
                                                                                                            ----------
                                TOTAL PUBLICLY TRADED BONDS AND DIRECT PLACEMENT SECURITY
                                                                      (Cost $146,466,566)        (92.30%)  145,815,021
                                                                                                 -------   -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       18

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust


                                                                                            NUMBER OF
                                                                                            SHARES OR             MARKET
ISSUER, DESCRIPTION                                                                          WARRANTS             VALUE
-------------------                                                                        -------------        ----------

PREFERRED STOCKS AND WARRANTS
 California Federal Preferred Capital Corp., 9.125%, Ser A, Preferred Stock ..............     35,650            $755,334
 CSC Holdings, Inc., 11.125%, Ser M, Preferred Stock .....................................      5,753             605,503
 CSC Holdings, Inc., 11.750%, Ser H, Preferred Stock .....................................      1,015             109,620
 MetroNet Communications Corp., Warrant (Canada) (R) (Y)** ...............................        510              66,300
                                                                                                               ----------
                                                                                                                1,536,757
                                                                                                               ----------
                                                       TOTAL PREFERRED STOCKS AND WARRANTS
                                                                         (Cost $1,610,014)     (0.97%)          1,536,757
                                                                                             --------          ----------


                                                                             INTEREST         PAR VALUE
                                                                               RATE         (000s OMITTED)
                                                                           -----------    -----------------
SHORT-TERM INVESTMENTS
Commercial Paper (4.42%)
 General Electric Capital Corp.,
  07-07-00 ...............................................................    6.550%            $5,000          4,994,542
  07-07-00 ...............................................................    6.700              2,000          1,997,766
                                                                                                               ----------
                                                                                                                6,992,308
                                                                                                               ----------
Joint Repurchase Agreement (2.49%)
 Investment in a joint repurchase agreement transaction with
  UBS Warburg, Inc. - Dated 06-30-00, due 07-03-00 (Secured
  by U.S. Treasury Bonds 6.250% thru 7.500%, due 08-15-22
  thru 08-15-27) - Note A ................................................    6.550              3,926          3,926,000
                                                                                                               ----------
Corporate Savings Account (0.00%)
 Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 5.20% .....................................................                                            768
                                                                                                               ----------
                                                       TOTAL SHORT-TERM INVESTMENTS             (6.91%)        10,919,076
                                                                                              --------        -----------
                                                                  TOTAL INVESTMENTS           (100.18%)       158,270,854
                                                                                              --------        -----------
                                                  OTHER ASSETS AND LIABILITIES, NET             (0.18%)          (286,520)
                                                                                              --------       ------------
                                                                   TOTAL NET ASSETS           (100.00%)      $157,984,334
                                                                                              ========       ============



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       19

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Investors Trust


NOTES TO THE SCHEDULE OF INVESTMENTS

(A) Cash Interest will be paid on this obligation at the stated rate beginning on the stated date.

(r) Direct placement securities are restricted to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the
    Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:

                                                                                                     MARKET
                                                                                                   VALUE AS A       MARKET
                                                                                                   PERCENTAGE       VALUE
                                                                     ACQUISITION    ACQUISITION    OF FUND'S        AS OF
ISSUER, DESCRIPTION                                                      DATE          COST        NET ASSETS    JUNE 30, 2000
-------------------                                                  -----------    -----------    ----------    -------------
Fitchburg Holding Corp., Sec Note, 15.75%, 01-31-03 ..............     02-10-81     $1,131,377       0.77%        $1,208,069

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $12,693,711 or 8.03% of net assets as of June 30, 2000.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

+   All or a portion of these securities, having an aggregate value of $5,594,895 or 3.54% of the Fund's net assets, have been purchased as forward commitments;
    that is, the Fund has agreed on trade date to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule.
    The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitments.
    Accordingly, the market value of $5,780,906 of United States Treasury Bonds,
    8.875%, 08-15-17 and 9.125%, 05-15-18 has been segregated to cover the forward commitments.

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc. where Standard &
    Poor's ratings are not available.

**  Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                      John Hancock Funds - Investors Trust


(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Investors Trust (the "Fund") is a closed-end investment management company registered under the Investment Company Act of 1940.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,814,032 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows:
December 31, 2002 - $273,582, December 31, 2004 - $4,374 and December 31, 2007 -
$1,536,076.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis.

         The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial future contracts being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

         When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there

==========================NOTES TO FINANCIAL STATEMENTS=========================

                      John Hancock Funds - Investors Trust


may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

         For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

         At June 30, 2000, there were no open positions in financial futures contracts.

NOTE B -
MANAGEMENT FEE AND
ADMINISTRATIVE SERVICES

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser, for a continuous investment program, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund's average weekly net asset value in excess of $300,000,000.

         In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

         The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of securities, other than obligation of the U.S. government and its agencies and short-term securities, during the period ended June 30, 2000 aggregated $59,290,441 and $65,798,754, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $116,593,551 and $108,479,505, respectively.

         The cost of investments owned at June 30, 2000 (excluding corporate savings account) for federal income tax purposes was $159,265,011. Gross unrealized appreciation and depreciation of investments at June 30, 2000 aggregated $3,255,813 and $4,250,738, respectively, resulting in net unrealized depreciation of $994,925.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                      John Hancock Funds - Investors Trust



DIVIDENDS AND DISTRIBUTIONS

During the first six months of 2000, dividends from net investment income totaling $0.7100 per share were paid to shareholders. The dates of payment and the amounts per share are as follows:

                                         INCOME
PAYMENT DATE                            DIVIDEND
------------                            --------

March 31, 2000                          $0.3600
June 30, 2000                            0.3500

INVESTMENT OBJECTIVE AND POLICY

John Hancock Investors Trust is a closed-end diversified management investment company, shares of which were initially offered to the public on January 29, 1971 and are publicly traded on the New York Stock Exchange. Its primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the Fund's assets are invested in a diversified portfolio of debt securities, some of which may carry equity features. Up to 50% of the value of the Fund's assets may be invested in restricted securities acquired through direct placement. The Fund may also invest in repurchase agreements. The Fund may use options contracts to manage its exposure to the stock market. The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund may issue a single class of senior securities not to exceed 33 1/3% of the market or fair value of its net assets and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of its total assets taken at cost. The Fund may lend portfolio securities not to exceed 33 1/3% of total assets. Substantially all of the Fund's net investment income per year will be distributed to shareholders in quarterly payments. Net realized short-term capital gains, if any, will be distributed annually; however, net realized long-term capital gains may be retained and reinvested. All distributions are paid in cash unless the shareholder elects to participate in the Automatic Dividend Reinvestment Plan.

FINANCIAL FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

         The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDEND REINVESTMENT PLAN

John Hancock Investors Trust offers shareholders the opportunity to elect to receive shares of the Fund's Common Shares in lieu of cash dividends. The Plan is available to all shareholders without charge.

         Any shareholder of record of John Hancock Investors Trust ("Investors") may elect to participate in the Automatic Dividend Reinvestment Plan (the "Plan") and receive shares of Investors' Common Shares in lieu of all or a portion of the cash dividends.

         Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (the "Agent Bank") not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank or nominee to participate in the Plan.

================================================================================

                      John Hancock Funds - Investors Trust

         Participation in the Plan may be terminated at any time by written notice to the Agent Bank and such termination will be effective immediately. However, notice of termination must be received seven days prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of Common Shares held by the Agent Bank. A shareholder will receive a cash payment for any fractional share held.

         The Agent Bank will act as agent for participating shareholders. The Board of Trustees of Investors will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in Investors' Common Shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan by the per share net asset value of the Common Shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the Common Shares on the payment date. The market price of the Common Shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of Investors. However, if as of such payment date the market price of the Common Shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to three decimal places, will be credited to your account. Such fractional shares will be entitled to future dividends.

         The shares issued to participating shareholders, including fractional shares, will be held by the Agent Bank in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.

         The reinvestment of dividends does not in any way relieve participating shareholders of any federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

         All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Investors Trust, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone:  (800) 426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

================================================================================

                      John Hancock Funds - Investors Trust


SHAREHOLDER  MEETING

On March 16, 2000, the Annual Meeting of John Hancock Investors Trust was held.

         The Shareholders elected the following Trustees with the votes as indicated:

                                                                 WITHHELD
NAME OF TRUSTEE                        FOR                      AUTHORITY
---------------                        ---                      ---------

Dennis S. Aronowitz                 6,105,258                     95,049
Stephen L. Brown                    6,109,043                     91,264
Richard P. Chapman, Jr.             6,105,462                     94,846
William J. Cosgrove                 6,103,850                     96,457
Leland O. Erdahl                    6,102,505                     97,802
Richard A. Farrell                  6,106,265                     94,042
Maureen R. Ford                     6,102,088                     98,219
Gail D. Fosler                      6,108,045                     92,263
William F. Glavin                   6,096,288                    104,019
Anne C. Hodsdon*                    6,107,996                     92,311
Dr. John A. Moore                   6,101,494                     98,814
Patti McGill Peterson               6,100,952                     99,355
John W. Pratt                       6,103,592                     96,715
Richard S. Scipione                 6,111,189                     89,119

*Resigned effective May 1, 2000

         The Shareholders also ratified the Trustees' Selection of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2000, with the votes tabulated as follows: 6,115,866 FOR, 29,492 AGAINST and 54,950 ABSTAINING.

======================================NOTES=====================================

                      John Hancock Funds - Investors Trust

======================================NOTES=====================================

                      John Hancock Funds - Investors Trust

================================================================================

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